UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2016

Federal Realty Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	1-07533	52-0782497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1626 East Jefferson Street,

Rockville, Maryland 20852-4041

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: 301/998-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2016, the Board of Trustees of Federal Realty Investment Trust (“Trust”) appointed Donald C. Wood as the Trust’s principal financial officer and Melissa Solis as the Trust’s principal accounting officer upon the departure of James Taylor, the Trust’s Executive Vice President-Chief Financial Officer and Treasurer, who currently holds these designations. Mr. Wood currently serves as President and Chief Executive Officer of the Trust and will continue to serve in this position while serving as the principal financial officer. Ms. Solis currently serves as Vice President-Chief Accounting Officer of the Trust and will continue to serve in this position while serving as the principal accounting officer. Both of these appointments will become effective as of the close of business on May 19, 2016, the last day of Mr. Taylor’s employment with the Trust.

Ms. Solis, 38, has served as the Trust’s Vice President-Chief Accounting Officer since June of 2011 and prior to that time, served as controller of the Trust from 2007 to June 2011.

In connection with Ms. Solis’ appointment as principal accounting officer, the Board of Trustees of the Trust awarded Ms. Solis a $250,000 restricted share award effective May 3, 2016. That award will vest in six equal, annual installments on December 31 of each year until December 31, 2021, subject to proration for 2016.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of the Trust was held on May 4, 2016 in North Bethesda, Maryland. The following table sets forth the matters presented for a vote by the shareholders and the voting results with respect to such matters:

Matter	Votes For	Votes Withheld/ Against	Abstentions	Broker Non-Votes
Proposal 1: Election of Trustees
Jon E. Bortz	60,896,294	699,616	0	3,174,802
David W. Faeder	60,909,434	686,476	0	3,174,802
Kristin Gamble	57,154,730	4,441,180	0	3,174,802
Gail P. Steinel	61,263,702	332,208	0	3,174,802
Warren M. Thompson	61,235,673	360,236	0	3,174,802
Joseph S. Vassalluzzo	60,911,068	684,842	0	3,174,802
Donald C. Wood	61,155,840	440,070	0	3,174,802

Proposal 2: Ratification of the appointment of Grant Thornton LLP as the Trust’s independent registered public accounting firm for the year ending December 31, 2016	63,760,600	958,232	51,878	0

Proposal 3: Advisory vote on compensation of our named executive officers	57,880,014	3,555,281	236,433	3,098,984

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST

Date: May 6, 2016	/s/ Dawn M. Becker
Dawn M. Becker
Executive Vice President-General Counsel and Secretary